ABERDEEN FUNDS

Aberdeen Tax Free Income Fund

Supplement to the Aberdeen Funds Statutory Prospectus and Statement of Additional Information dated March 1, 2010.

The following replaces the list of Portfolio Managers for the Aberdeen Tax-Free Income Fund:

Lori A. Cohane is the portfolio manager of the Tax-Free Income Fund.

Lori A. Cohane, Managing Director, joined Credit Suisse in 2002, from Morgan Stanley Investment Group, where she served as Executive Director and head of fixed income portfolio management.  Previously, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management and an underwriter at AMBAC Indemnity Corp.  Ms. Cohane holds a BS in finance from the State University of New York at Albany.

All references to Frank J. Biondo, CFA®, are hereby removed from the Statutory Prospectus and Statement of Additional Information.

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

THIS SUPPLEMENT IS DATED April 9, 2010

Please keep this supplement for future reference